EXHIBIT 1.1

                                     FORM OF

                                  $125,000,000

                          Hospitality Properties Trust

                           6.85% Senior Notes due 2012

                               PURCHASE AGREEMENT

                                  June 27, 2002



WACHOVIA SECURITIES, INC.
One Wachovia Center
301 South College Street
Charlotte, North Carolina  28288

Dear Sirs:

         Hospitality Properties Trust, a Maryland real estate investment trust (the "Company"), proposes to issue and sell $125,000,000 principal amount of its 6.85% Senior Notes due 2012 (the "Securities"), to Wachovia Securities, Inc. (the "Underwriter"). The Securities are to be issued pursuant to the provisions of an Indenture dated as of February 25, 1998 between the Company and State Street Bank and Trust Company, as Trustee (the "Trustee") and a Supplemental Indenture to be dated as of July 8, 2002 between the Company and the Trustee (collectively, the "Indenture").

         The 251 hotels described in the Prospectus referred to below as being currently owned by the Company as of the date hereof are collectively referred to herein as the "Hotels."

         1. Registration Statement and Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively called the "Act"), a registration statement on Form S-3 (File No. 333-84064) relating to the registration of the Securities and such other securities which may be offered from time to time by the Company, in accordance with Rule 415 under the Act. Such registration statement (as amended, if applicable) was declared effective by the Commission on March 20, 2002. Such registration statement (as amended as of the date hereof) on the one hand, and the prospectus constituting a part thereof and the prospectus supplement relating to the offering of the Securities provided to the Underwriter by the Company in the form first used to confirm sales of Securities (the "Prospectus Supplement"), on the other hand, including, in each case, all documents incorporated therein by reference pursuant to Item 12 of Form S-3 under the Act, as from time to time amended or supplemented pursuant to the Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder
(collectively  called  the  "Exchange  Act"),  are

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referred  to  herein  as the  "Registration  Statement"  and  the  "Prospectus,"
respectively. Any registration statement (including any amendment or supplement thereto or information which is deemed a part thereof) filed by the Company under Rule 462(b) of the Act (a "Rule 462(b) Registration Statement") shall be deemed to be part of the "Registration Statement" as defined herein and any prospectus delivered in connection therewith (including any amendment or supplement thereto or information which is deemed part thereof) included in such registration statement shall be deemed to be part of the "Prospectus," as defined herein. All references in this Agreement to financial statements and schedules and other information which is "contained," "included," "described" or "stated" in the Registration Statement or the Prospectus (and all other similar references) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include, without limitation, even though not specifically stated, any document filed under the Exchange Act which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be. Capitalized terms used but not otherwise defined herein shall have the meanings given to those terms in the Prospectus.

         2. Agreements to Sell and Purchase. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell, and the Underwriter agrees to purchase from the Company, $125,000,000 aggregate principal amount of Securities at 99.285% of the principal amount thereof (the "Purchase Price").

         3. Terms of Public Offering. The Company is advised by the Underwriter that the Underwriter proposes (i) to make a public offering of the Securities as soon after execution and delivery of this Agreement (and, if necessary, any post-effective amendment to the Registration Statement) as in the Underwriter's judgment is advisable and (ii) to offer the Securities at various prices from time to time as set forth in the Prospectus.

         4. Delivery and Payment. The Securities shall be represented by definitive certificates and shall be issued in such authorized denominations and registered in such names as the Underwriter shall request not later than two business days prior to the Closing Date (as defined below). The Company shall deliver the Securities to the Underwriter through the facilities of The Depository Trust Company ("DTC"), for the account of the Underwriter, against payment to the Company of the Purchase Price therefor by wire transfer of Federal or other funds immediately available in New York City. The certificates representing the Securities shall be made available for inspection not later than 9:30 A.M., New York City time, on the business day prior to the Closing Date at the office of DTC or its designated custodian (the "Designated Office"). The time and date of delivery and payment for the Securities shall be 9:00 A.M., New York City time, on July 8, 2002 or such other time on the same or such other date as the Underwriter and the Company shall agree in writing. The time and date of such delivery and payment are hereinafter referred to as the "Closing Date".


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

         The documents to be delivered on the Closing Date on behalf of the parties hereto pursuant to Section 8 of this Agreement shall be delivered at such place as the Underwriter shall designate and the Securities shall be delivered at the Designated Office, all on the Closing Date.

         5. Agreements of the Company. The Company agrees with you:

                  (a) In respect of the offering of the Securities contemplated hereby, to (i) prepare a Prospectus Supplement setting forth the principal amount and terms of the Securities covered thereby and the name of the Underwriter participating in the offering of the Securities and such other information as the Underwriter and the Company deem appropriate in connection with the offering of the Securities, (ii) file the Prospectus (as defined herein to include such Prospectus Supplement) in a form approved by you pursuant to Rule 424 under the Act no later than the Commission's close of business on the second business day following the date hereof and (iii) furnish copies of the Prospectus to the Underwriter and to such dealers as you shall specify as soon as practicable after the date of this Agreement in such quantities as you may reasonably request.

                  (b) At any time when the Prospectus is required to be delivered under the Act or the Exchange Act in connection with sales of Securities, to advise you promptly and, if requested by you, to confirm such advice in writing, of (i) the effectiveness of any amendment to the Registration Statement, (ii) the transmittal to the Commission for filing of the Prospectus or any other supplement or amendment to the Prospectus required to be filed pursuant to the Act, (iii) the receipt of any comments from the Commission relating to the Registration Statement, the Prospectus, any preliminary prospectus supplement relating to the Securities, the Prospectus Supplement or any of the transactions contemplated by this Agreement, (iv) any request by the Commission for post-effective amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (v) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, and (vi) the happening of any event during the period referred to in paragraph (e) below which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. The Company will make every reasonable effort to prevent the issuance of any stop order and if at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

                  (c) To furnish to you, without charge, one signed copy of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits and documents incorporated therein by reference, and


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

         to furnish to you such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits but including documents incorporated therein by reference, as you may reasonably request. If applicable, the copies of the Registration Statement and each amendment thereto furnished to the Underwriter will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T, as promulgated by the Commission.

                  (d) At any time when the Prospectus is required to be delivered under the Act or the Exchange Act in connection with sales of Securities, not to file any amendment to the Registration Statement or any Rule 462(b) Registration Statement or to make any amendment or supplement to the Prospectus of which you shall not previously have been advised or to which you or Hunton & Williams shall reasonably object; and to prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement, any Rule 462(b) Registration Statement or any amendment or supplement to the Prospectus which may be necessary or advisable in connection with the distribution of the Securities by you, and to use its best efforts to cause the same to become promptly effective. If applicable, the Prospectus and any amendments or supplements thereto furnished to the Underwriter will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T, as promulgated by the Commission.

                  (e) Prior to 10:00 A.M., New York City time, on the second business day after the date hereof and from time to time thereafter for such period as in the opinion of Hunton & Williams a Prospectus is required by law to be delivered in connection with sales by the Underwriter or a dealer, to furnish to the Underwriter and any dealer as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) and any documents incorporated therein by reference as the Underwriter or such dealer may reasonably request.

                  (f) If, during the period specified in paragraph (e) above, any event shall occur as a result of which, in the opinion of Hunton & Williams, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with any law, forthwith to prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with applicable law, and to furnish to the Underwriter and to such dealers as you shall specify, such number of copies thereof as the Underwriter or such dealers may reasonably request.

                  (g) Prior to any public offering of the Securities, (i) to cooperate with you and Hunton & Williams (or such other local counsel as may be designated by


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

         you) in connection with the registration or qualification of the Securities for offer and sale by the Underwriter and by dealers under the state securities, Blue Sky or real estate syndication laws of such jurisdictions as you may request, (ii) to continue such qualification in effect so long as required for distribution of the Securities, (iii) to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification and
         (iv) to cooperate with you and Hunton & Williams in connection with the review of the offering of the Securities contemplated hereby by the National Association of Securities Dealers, Inc. ("NASD").

                  (h) To make generally available to the Company's security holders as soon as reasonably practicable but not later than sixty (60) days after the close of the period covered thereby (or ninety (90) days in the event the close of such period is the close of the Company's fiscal year), an earnings statement (in form complying with the provisions of Rule 158 under the Act) covering a period of at least twelve (12) months after the effective date of the Registration Statement (but in no event commencing later than ninety (90) days after such date) which shall satisfy the provisions of Section 11(a) of the Act, and, if required by Rule 158 of the Act, to file such statement as an exhibit to the next periodic report required to be filed by the Company under the Exchange Act covering the period when such earnings statement is released.

                  (i) During the period of five years after the date of this Agreement, (i) to mail as soon as reasonably practicable after the end of each fiscal year to the record holders of the Securities a financial report of the Company and its subsidiaries, if any, on a consolidated basis (and a similar financial report of all unconsolidated subsidiaries, if any), all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of shareholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by independent certified public accountants, and (ii) to make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows (and similar financial reports of all unconsolidated subsidiaries, if any) as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year.

                  (j) During the period referred to in paragraph (i), to furnish to you as soon as available a copy of each report or other publicly available information of the Company mailed to its security holders or filed with the Commission and such other publicly available information concerning the Company and its subsidiaries, if any, as you may reasonably request.


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

                  (k) During the period when the Prospectus is required to be delivered under the Act or the Exchange Act in connection with sales of the Securities, to file all documents required to be filed by it with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act.

                  (l) To pay (i) all costs, expenses, fees and taxes incident to the preparation, printing, filing and distribution under the Act of the Registration Statement (including financial statements and exhibits), if any, all documents incorporated or to be incorporated by reference therein, and all amendments and supplements to any of them prior to or during the period specified in paragraph (e), (ii) all costs and expenses in connection with the printing and delivery of the Prospectus, and all amendments or supplements thereto during the period specified in paragraph (e), (iii) all costs and expenses related to the transfer and delivery of the Securities to the Underwriter, including any transfer or other taxes payable thereon, (iv) all expenses in connection with the registration or qualification of the Securities for offer and sale under the securities, Blue Sky or real estate syndication laws of the several states (including in each case the fees and disbursements of counsel for the Company or counsel for the Underwriter relating to such registration or qualification and memoranda relating thereto), (v) all filing fees paid to the NASD in connection with the review and clearance of the offering of the Securities contemplated hereby, (vi) the cost of furnishing such copies of the Registration Statement, the Prospectus and all amendments and supplements thereto as may be requested for use in connection with the offering or sale of the Securities by the Underwriter or by dealers to whom Securities may be sold, (vii) the costs and charges of any transfer agent, registrar and or depositary, including DTC, (viii) any fees charged by rating agencies for the rating of the Securities and
         (ix) the fees and expenses of the Trustee and the Trustee's counsel in connection with the Indenture and the Securities.

                  (m) To use its best efforts to qualify for the year ended December 31, 2002 and to continue to meet the requirements to qualify as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the "Code").

                  (n) To apply the net proceeds of the offering of Securities contemplated hereby substantially in accordance with the description set forth under the caption "Use of Proceeds" in the Prospectus.

                  (o) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Securities.

                  (p) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise transfer or dispose of any debt securities of the Company or any warrants, rights


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         or options to purchase or  otherwise  acquire  debt  securities  of the
         Company substantially similar to the Securities (other than (i) the Securities and (ii) commercial paper issued in the ordinary course of business), without the prior written consent of the Underwriter.

                  (q) Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of the Securities.

         6. Representations and Warranties. The Company represents and warrants to the Underwriter that:

                  (a) The Company meets the requirement for use of Form S-3 and the Registration Statement has been prepared by the Company under the provisions of the Act and has been filed with and declared effective by the Commission.

                  (b) The Registration Statement has become effective (other than any Rule 462(b) Registration Statement to be filed by the Company after the effectiveness of this Agreement); any Rule 462(b) Registration Statement filed after the effectiveness of this Agreement will become effective no later than 10:00 P.M., New York City time, on the date of this Agreement; and no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

                  (c) (i) Each  document,  if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus, complied or will comply when so filed in all material respects with the Exchange Act, (ii) the Registration Statement (other than any Rule 462(b) Registration Statement to be filed by the Company after the effectiveness of this Agreement), when it initially became effective and as of the date hereof, respectively, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein not misleading, (iii) the Registration Statement (other than any Rule 462(b) Registration Statement to be filed by the Company after the effectiveness of this Agreement) and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Act, (iv) if the Company is required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement, such Rule 462(b) Registration Statement and any amendments thereto, when they become effective (A) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (B) will comply in all material respects with the Act and (v) the Prospectus does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph (c) do not apply to statements or omissions in the Registration


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         Statement  or the  Prospectus  based upon  information  relating to the
         Underwriter furnished to the Company in writing by the Underwriter expressly for use therein.

                  (d) The Company has been duly organized and is validly existing as a real estate investment trust in good standing under the laws of the State of Maryland and has the power and authority to own the Hotels owned by it and to lease such Hotels to others and to conduct its business, all as described in the Prospectus, and is duly qualified and in good standing as a foreign trust authorized to do business in each jurisdiction in which such Hotels are located and such qualification and authorization is required, except where the failure to so qualify or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

                  (e) Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation, limited liability company or real estate investment trust, as the case may be, in good standing under the laws of its jurisdiction of incorporation or formation, as the case may be, and has the power and authority to own the Hotels owned by it and to lease such Hotels to others and to conduct its business as it is currently being conducted, and each is duly qualified and is in good standing as a foreign corporation, limited liability company or real estate investment trust, as the case may be, authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to so qualify or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. All of the outstanding shares of capital stock of, or other ownership interests in, each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable, and are owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature.

                  (f) All of the outstanding capital shares of the Company have been duly authorized and validly issued and are fully paid and nonassessable, and none of such capital shares was issued in violation of preemptive or similar rights of any security holder of the Company. There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens related to or entitling any person to purchase or otherwise to acquire any common shares of beneficial interest, par value $.01 per share ("Common Shares"), of, or other ownership interest in, the Company except as otherwise disclosed in the Registration Statement.

                  (g) The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the


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         availability  of  equitable   remedies  may  be  limited  by  equitable
         principles of general applicability.

                  (h) The Securities have been duly authorized and, on the Closing Date, will have been validly executed and delivered by the Company. When the Securities have been executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriter in accordance with the terms of this Agreement, the Securities will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

                  (i)  The  Securities   conform  to  the  description   thereof
         contained in the Prospectus.

                  (j) The authorized capital of the Company, including the Common Shares, conforms to the description thereof contained in the Prospectus (or the documents incorporated therein by reference).

                  (k)  The  Company  and  each  of  its  subsidiaries  is not in violation of its Declaration of Trust, Certificate of Incorporation, Limited Liability Company Agreement, or comparable documents of organization or formation, or Bylaws, or comparable governing documents, as the case may be, or in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which any of them or their respective property is bound.

                  (l) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws affecting the enforceability of creditor's rights and general principles of equity.

                  (m) The execution by the Company or any of its subsidiaries of this Agreement, the Indenture and the Securities to which it is a party and the delivery by the Company or any of its subsidiaries of, and the performance by the Company or any of its subsidiaries of its obligations under, each such document to which it is a party, as the case may be, and the consummation of the transactions contemplated hereby and thereby will not contravene any provision of applicable law or (i) the Declaration of Trust, Certificate of Incorporation, Limited Liability Company Agreement, or comparable documents of organization or formation, or Bylaws, or comparable governing documents, of the Company or any of its subsidiaries, (ii) any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or
         (iii) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its subsidiaries.

                  (n) No consent, approval, authorization or order of, or qualification with, any governmental body or agency and no consent, approval or authorization of any person other than the Company or any of its subsidiaries is required for the execution, delivery or performance by the Company or any of its subsidiaries of its obligations under this Agreement, the Indenture or the Securities or the consummation of the transactions contemplated hereby and thereby, except such as may be required and will be obtained on or prior to the Closing Date and such as may be required by the securities or Blue Sky laws or real estate syndication laws of the various states in connection with the offer and sale of the Securities and, in the case of the performance thereof, except as are contemplated by the express terms of such documents to occur after the Closing Date.

                  (o) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, affairs or business prospects of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus.

                  (p) There are no legal or governmental proceedings pending or, to the knowledge of the Company after due inquiry, threatened to which the Company or any of its subsidiaries is a party or to which any of the Hotels is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

                  (q) The Company and each of its subsidiaries owns, or possesses adequate rights to use, all patents, trademarks, trade names, service marks, copyrights, licenses and other rights necessary for the conduct of their respective businesses as described in the Registration Statement and in the Prospectus, and neither the Company nor any of its subsidiaries has received any notice of conflict with, or infringement of, the asserted rights of others with respect to any such patents, trademarks, trade names, service marks, copyrights, licenses and other such rights except for conflicts or infringements that, if proven, would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, and neither the Company nor any of its subsidiaries knows of any basis therefor.

                  (r) The Company and each of its  subsidiaries  has,  and as of the Closing Date will have, all necessary consents, authorizations, approvals, orders, certificates, licenses, franchises and permits of and from, and has made, or as of the Closing Date will have made, all declarations and filings with all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals having jurisdiction over the Company or its properties, necessary to own, lease, license and use its properties and assets, and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (s) To the best knowledge of the Company, each lessee of the Hotels has, and as of the Closing Date will have, all permits, licenses, approvals, certificates, franchises and authorizations of governmental or regulatory authorities ("Approvals") as may be necessary to lease, operate or manage the Hotels in the manner described in or contemplated by the Prospectus, except for those Approvals the absence of which would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (t) The Company has received and reviewed certain environmental reports on each Hotel's property, has obtained certain representations and warranties relating to environmental matters from the sellers of the Hotels set forth in purchase agreements therefor and has conducted physical inspections of each Hotel's property. Except as described in the Prospectus, (i) the Company, and, to its knowledge, each Hotel's property, is, and as of the Closing Date will be, in compliance with all applicable federal, state and local laws and regulations relating to the protection of human health and safety, the environment, hazardous toxic substances and wastes, pollutants and contaminants ("Environmental Laws"), (ii) the Company, or, to its knowledge, its lessees have received, or as of the Closing Date will receive, all permits, licenses or other approvals required under applicable Environmental Laws to conduct the respective hotel businesses presently conducted at each Hotel's property and (iii) the Company or, to its knowledge, its lessees are, or as of the Closing Date will be, in compliance with all terms and conditions of any such permit, license or approval, except, in respect of clauses (i), (ii) and (iii), as otherwise disclosed in the Prospectus or as would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (u) To the best knowledge of the Company, except as described in the Prospectus, there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, remediation or closure of properties or compliance with Environmental Laws and any potential liabilities to third parties) that, as of the date hereof, would, or as of the Closing Date will, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (v) The Company has received and reviewed engineering reports on each Hotel's property, has obtained certain representations and warranties from the sellers of the Hotels set forth in purchase agreements therefor and has conducted physical inspections of each Hotel's property. In respect of each Hotel, (i) each Hotel is not in violation of any applicable building code, zoning ordinance or other law or regulation, except where such violation of any applicable building code, zoning ordinance or other law or regulation would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole; (ii) the Company has not received notice of any proposed material special assessment or any proposed change in any property tax, zoning or land use laws or availability of water affecting any Hotel that would have, singly or in the aggregate, a material adverse effect on the Company and its subsidiaries, taken as a whole; (iii) except as disclosed in the Prospectus, there does not exist any material violation of any declaration of covenants, conditions and restrictions with respect to any Hotel that would have, singly or in the aggregate, a material adverse effect on the Company and its subsidiaries, taken as a whole, or any state of facts or circumstances or condition or event which could, with the giving of notice or passage of time, or both, constitute such a violation; and (iv) the improvements comprising any portion of each Hotel (the "Improvements") are free of any and all material physical, mechanical, structural, design and construction defects that would have, singly or in the aggregate, a material adverse effect on the Company and its subsidiaries, taken as a whole and the mechanical, electrical and utility systems servicing the Improvements (including, without limitation, all water, electric, sewer, plumbing, heating, ventilation, gas and air conditioning) are in good condition and proper working order and are free of defects that would have, singly or in the aggregate, a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (w) Subsequent to the respective dates as of which financial information is given in the Registration Statement and the Prospectus,
         (i) the Company and each subsidiary of the Company has not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business,
         (ii) the Company has not purchased any of its outstanding Common Shares, nor has it declared, paid or otherwise made any dividend or distribution of any kind on its Common Shares, except as previously publicly announced by the Company and (iii) there has not been any material change in the capital, short-term debt or long-term debt of the Company, except, in respect of clauses (i), (ii) or (iii) above, as described in or contemplated by the Prospectus.

                  (x) (i) As of the Closing Date, the Company and each of its subsidiaries will have good and marketable title in fee simple to all real property (or good and marketable leasehold interests with respect to the real property ground leased by the Company or its subsidiaries) and good and marketable title to all personal property then owned by them, in each case free and clear of all liens, encumbrances and defects, except (x) leases providing for the lease by the Company of the Hotels to various tenants as described in the Prospectus, (y) such as would not have a material adverse effect on the Company and its subsidiaries, taken as a whole or (z) in the case of personal property located at certain Hotels, such as are subject to equipment lease financing arrangements which have been entered into in the ordinary course of business and have an aggregate outstanding balance not in excess of $1 million; and (ii) real property held under ground lease by the Company or any subsidiary is, and as of the Closing Date will be, held by it under valid, subsisting and enforceable ground leases with such exceptions as would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (y) The Company and its Hotels are, and as of the Closing Date will be, insured in the manner described in the Prospectus by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which the Company is engaged and proposes to engage and the Company has no reason to believe that it will not be able to renew such insurance coverage as and when such coverage expires or to obtain similar coverage as may be necessary to continue its business at economically viable rates.

                  (z) The assets of the Company do not constitute, and as of the Closing Date will not constitute, "plan assets" under the Employee Retirement Income Security Act of 1974, as amended.

                  (aa) All material tax returns required to be filed by the Company and each of its subsidiaries in any jurisdiction have been timely filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by the Company or any of its subsidiaries have been paid, other than those being contested in good faith and for which adequate reserves have been provided.

                  (bb) Commencing with the taxable year ended December 31, 1995 and through the date hereof, the Company has been and is organized in conformity with the requirements for qualification as a REIT under the Code, and its actual and proposed method of operation has enabled and will enable it to meet the requirements for qualification and taxation as a REIT under the Code. No transaction or other event has occurred which would cause the Company to not be able to qualify as a REIT for its current taxable year or future taxable years.

                  (cc)  Except  as  provided  by this  Agreement,  there  are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or the Underwriter for a brokerage commission, finder's fee or other like payment with respect to the consummation of the transactions contemplated by this Agreement.

                  (dd) The financial statements of the Company and, to the Company's knowledge, the financial statements and schedules of portfolios of certain Hotels and lessees (consisting of separate financial statements for HMH HPT Courtyard, LLC and CCMH Courtyard I
         LLC), included in the Registration Statement and the Prospectus fairly present the financial position of the Company and the applicable Hotels or lessees (as set forth in such separate financial statements), respectively, and their results of operations and changes in financial condition, respectively, as of the dates and periods therein specified. Such financial statements of the Company and, to the Company's knowledge, such financial statements and schedules of such Hotels and lessees, have been prepared in accordance with United States generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein). The unaudited pro forma financial statements included in the Registration Statement and the Prospectus, if any, comply in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X promulgated by the Commission and the pro forma adjustments have been properly applied to the historical amounts in the compilation of that data.

                  (ee) The Company and/or its subsidiaries, as applicable, has obtained an ALTA Extended Coverage Owner's Policy of Title Insurance or its local equivalent (or an irrevocable commitment to issue such a policy) on all of the Hotels owned by the Company or its subsidiaries and such title insurance is in full force and effect.

                  (ff) Except as otherwise disclosed in the Prospectus, since the respective dates as of which information is given in the Prospectus, there has been no material adverse change in the business, operations, earnings, prospects, properties or condition (financial or otherwise) of REIT Management & Research, LLC (the "Advisor"), whether or not arising in the ordinary course of business, that would have a material adverse effect on the Company and its subsidiaries, taken as a whole. The Advisory Agreement, dated as of January 1, 1998, (the "Advisory Agreement"), between the Company and the Advisor, has been duly authorized, executed and delivered by the parties thereto and constitutes the valid agreement of the parties thereto, enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

                  (gg) On the Closing Date, the Company will have no indebtedness for money borrowed except (i) the Securities and $50 million of the Company's previously issued 9.125% Senior Notes due 2010, (ii) the Company's 8 1/2% Monthly Income Senior Notes due 2009,
         (iii) the Company's 8 1/4% Monthly Income Senior Notes due 2005, (iv) the Company's 7.00% Senior Notes due 2008, (v) $98 million outstanding under the Company's revolving credit facility and (vi) equipment financing arrangements in respect of personal property located at certain Hotels which have been entered into in the ordinary course of business and have an aggregate outstanding balance not in excess of $1 million.

                  (hh)  The   accountants   who  have  certified  the  financial
         statements of the Company and its subsidiaries included in the Registration Statement and in the

         Prospectus were at the time of such certifications independent public accountants with respect to the Company as required by the Act.

                  (ii) The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (jj) No holder of any security of the Company has any right to require registration of Common Shares or any other security of the Company.

                  (kk) Except as disclosed in the Prospectus, there are no business relationships or related party transactions required to be disclosed therein by Item 404 of Regulation S-K promulgated by the Commission.

                  (ll) No "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act has indicated to the Company that it is considering (i) the downgrading, suspension or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating assigned to the Company or any securities of the Company or (ii) any change in the outlook for any rating of the Company or any securities of the Company.

         7. Indemnification. (a) The Company agrees to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Underwriter furnished in writing to the Company by or on behalf of the Underwriter expressly for use therein; provided that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of the Underwriter (or to the benefit of any person controlling the Underwriter) from whom the person asserting any such losses, claims, damages, liabilities or judgments purchased the Securities if such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus is eliminated or remedied in the Prospectus and copies of the Prospectus were timely delivered to the Underwriter in accordance with
Section 5 hereof and a copy of the Prospectus shall not have been furnished to such person at or prior to the written confirmation of the sale of such Securities to such person.

                  (b) In case any action shall be brought against the Underwriter or any person controlling the Underwriter, based upon any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against the Company, the Underwriter shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses. The Underwriter or any such controlling person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Underwriter or such controlling person unless (i) the employment of such counsel shall have been specifically authorized in writing by the Company, (ii) the Company shall have failed to assume the defense and employ counsel or
         (iii) the named parties to any such action (including any impleaded parties) include both the Underwriter or such controlling person and the Company and the Underwriter or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company (in which case the Company shall not have the right to assume the defense of such action on behalf of the Underwriter or such controlling person, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for the Underwriter and controlling persons, which firm shall be designated in writing by Wachovia Securities, Inc. and that all such fees and expenses shall be reimbursed as they are incurred). The Company shall not be liable for any settlement of any such action effected without its written consent but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless the Underwriter and any such controlling person from and against any loss or liability by reason of such settlement. Notwithstanding the immediately preceding sentence, if in any case where the fees and expenses of counsel are at the expense of the indemnifying party and an indemnified party shall have requested the indemnifying party to reimburse the indemnified party for such fees and expenses of counsel as incurred, such indemnifying party agrees that it shall be liable for any settlement of any action effected without its written consent if
         (i) such settlement is entered into more than ten business days after the receipt by such indemnifying party of the aforesaid request and
         (ii) such indemnifying party shall have failed to reimburse the indemnified party in accordance with such request for reimbursement prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (c) The Underwriter agrees to indemnify and hold harmless the Company and its trustees or officers who sign the Registration Statement (or any person named in the Registration Statement as having agreed to become a trustee of the Company) and any person controlling the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Underwriter but only with reference to information relating to the Underwriter furnished in writing by or on behalf of the Underwriter expressly for use in the Registration Statement, the Prospectus or any preliminary prospectus. In case any action shall be brought against the Company, its trustees (or a named proposed trustee) or officers or persons controlling the Company based on the Registration Statement, the Prospectus or any preliminary prospectus and in respect of which indemnity may be sought against the Underwriter, the Underwriter shall have the rights and duties given to the Company (except that if the Company shall have assumed the defense thereof, the Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the Underwriter), and the Company, its trustees (or a named proposed trustee) or officers and persons controlling the Company shall have the rights and duties given to the Underwriter, by Section 7(b) hereof.

                  (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter on the other hand from the offering of the Securities or
         (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Underwriter in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriter shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Underwriter, bear to the total price to the public of the Securities. The relative fault of the Company and the Underwriter shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

         Notwithstanding the provisions of this Section 7, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         8. Conditions of Underwriter's Obligations. The obligation of the Underwriter to purchase the Securities under this Agreement is subject to the satisfaction of each of the following conditions:

                  (a)  All the  representations  and  warranties  set  forth  in
         Section 6 of this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

                  (b) At the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or contemplated by the Commission; and the Prospectus and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) under the Act.

                  (c) (i) Since the date of the latest balance sheet included in the Registration Statement and the Prospectus, there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, affairs or business prospects, whether or not arising in the ordinary course of business, of the Company; (ii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), there shall not have been any change, or any development involving a prospective material adverse change, in the capital or in the long-term debt of the Company from that set forth in the Registration Statement and the Prospectus; (iii) the Company and its subsidiaries shall have no liability or obligation, direct or contingent, which is material to the Company and its subsidiaries, taken as a whole, other than those reflected in the Registration Statement and the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement); (iv) since the date of the latest balance sheet included in the Registration Statement and the Prospectus, none of the Hotels owned by the Company as of the Closing Date shall have sustained any material loss or casualty due to fire, flood, earthquake, hurricane, tornado, accident or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and (v) on the Closing Date you shall have received a certificate dated the Closing Date, signed by the President and Chief Financial Officer of the Company, confirming the matters set forth in paragraphs (a), (b), (c) and (j) of this
         Section 8 and that the Company has complied with all of the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied by the Company on or prior to the Closing Date.

                  (d) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriter), dated the Closing Date, of Sullivan & Worcester LLP, counsel for the Company, to the effect that:

                           (i) the  Company is a real  estate  investment  trust
                  duly formed and validly existing under and by virtue of the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland, with trust power to acquire and own the Hotels owned by it and to lease such Hotels to others and to conduct its business, in all material respects as described in the Prospectus; each of the Company and its subsidiaries is qualified to transact business and is in good standing as a foreign corporation or trust in the jurisdictions listed beside its name on a schedule attached to such opinion.

                           (ii) each of the Company's subsidiaries listed on Schedule A hereto (the "Material Subsidiaries") has been duly organized or formed and is validly existing (A) as a corporation in good standing under the laws of the State of Delaware or (B) as a real estate investment trust in good standing under and by virtue of the laws of the State of Maryland, as the case may be, and has the corporate power and authority, or trust power and authority, as the case may be, to own the Hotels owned by it and to lease such Hotels to others and to conduct its business, in all material respects as described in the Prospectus;

                           (iii) all of the outstanding  shares of capital stock
                  or beneficial interests, as the case may be, of each of the Company's subsidiaries have been duly and validly authorized and issued and are fully paid and nonassessable, and are owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature within the meaning of Article 8 of the Massachusetts Uniform Commercial Code;

                           (iv) the Securities  have been duly authorized by all
                  necessary trust action, and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriter in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (B) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

                           (v) all of the issued and  outstanding  Common Shares
                  have been duly authorized and validly issued and are fully paid, nonassessable and not subject to any preemptive or similar rights;

                           (vi)   except   as   otherwise   disclosed   in   the
                  Registration   Statement,   the  Company  has  no  outstanding
                  Preferred Shares of Beneficial Interest;

                           (vii) to the best of such counsel's knowledge,  there
                  are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens related to or entitling any person to purchase or otherwise to acquire any Common Shares of, or other ownership interest in, the Company except as otherwise disclosed in the Registration Statement;

                           (viii) the  Indenture has been duly  qualified  under
                  the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (B) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

                           (ix) the authorized shares of beneficial  interest of
                  the Company, including the Common Shares, conform as to legal matters in all material respects to the description thereof contained in the Prospectus (or the documents incorporated therein by reference);

                           (x) the statements under the captions (A) "Summary-the Notes," "Description of the Notes," "Experts" and "Underwriting" in the Prospectus Supplement and (B) "Description of Debt Securities," "Description of Common Shares," "Description of Preferred Shares," "Description of Depositary Shares," "Description of Certain Provisions of Maryland Law and of Our Declaration of Trust and Bylaws" and in the Prospectus, as of the date of the Prospectus; and "Part
                  I. Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Part II. Item 2. Changes in Securities and Use of Proceeds" in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2002, "Certain Relationships and Related Transactions" in the Company's Proxy Statement relating to the May 7, 2002 Annual Meeting of Shareholders (incorporated by reference in the

                  Company's Annual Report on Form 10-K for the year ended December 31, 2001 (the "Form 10-K")); and "Items 1 and 2. Business and Properties-The Company" and "-Principal Lease or Management Features," "Item 5. Market For Registrant's Common Equity and Related Shareholder Matters," "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Form 10-K, in each case as of the date of filing of such document, in each case insofar as they purport to summarize matters arising under Massachusetts or Maryland law or the federal law of the United States, or provisions of documents to which the Company is a party specifically referred to therein, are accurate summaries of such legal matters or provisions.

                           (xi) the  statements  under  the  captions  "Material
                  Federal Income Tax Considerations" in the Prospectus Supplement, as of the date of the Prospectus Supplement, and "Items 1 and 2. Business and Properties-Federal Income Tax Considerations" in the Form 10-K, as of the date of filing of the Form 10-K, in each case insofar as they purport to summarize matters arising under Massachusetts or Maryland law or the federal law of the United States, or provisions of documents to which the Company is a party specifically referred to therein, are accurate summaries of such legal matters or provisions.

                           (xii) the Registration Statement has become effective
                  under the Act, the Prospectus was filed with the Commission pursuant to Rule 424 within the applicable time period prescribed by Rule 424 and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are, to the knowledge of such counsel, pending before or contemplated by the Commission;

                           (xiii) to such counsel's  knowledge,  the Company and
                  each of its Material Subsidiaries is not in violation of its Declaration of Trust or Certificate of Incorporation, as applicable, or its Bylaws and, the Company and each of its Material Subsidiaries is not in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Company and its Material Subsidiaries, taken as a whole, to which the Company or any of its Material Subsidiaries is a party or by which any of them or their respective property is bound;

                           (xiv) Neither the offer, sale or delivery of the Notes, the execution, delivery or performance by the Company of its obligations under the Notes, the Indenture, the Supplemental Indenture and this Agreement or compliance by the Company with the provisions thereby (A) conflicts or will conflict or constitutes or will constitute a breach of, or a default under, (1) the Declaration of Trust or Certificate of

                  Incorporation, or comparable documents of organization or formation or Bylaws or comparable governing documents of the Company or its Material Subsidiaries or (2) any material agreement, indenture, lease or other instrument to which the Company or its Material Subsidiaries is a party or by which the Company or its Material Subsidiaries or any properties of the Company or its subsidiaries is bound that is an exhibit to the Registration Statement or which is known to such counsel, or (B) results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its Material Subsidiaries, pursuant to any agreement, indenture, lease or other instrument to which the Company is a party or by which the Company or its Material Subsidiaries or any properties of the Company or its Material Subsidiaries is bound (1) that is incorporated by reference or is an exhibit to the Registration Statement or (2) which is known to such counsel; or (C) violates or will violate (1) any Maryland or federal law, regulation or ruling (assuming compliance with all applicable state securities and Blue Sky laws, regulations, rulings and orders) or (2) to such counsel's knowledge, any judgment, injunction, order or decree applicable to the Company or its subsidiaries or any properties of the Company or its Material Subsidiaries.

                           (xv) this Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against it in accordance with its terms, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (B) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability, and
                  (C) enforceability of any indemnification or contribution provisions contained therein may be limited under federal or state securities laws or public policy;

                           (xvi) to the best of such counsel's knowledge,  there
                  are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the Hotels is subject that are required to be described in the Registration Statement or the Prospectus and are not so described, nor any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

                           (xvii) to such  counsel's  knowledge,  the Company or
                  its subsidiaries, as owners of the Hotels, have all Approvals as may be necessary to own the Hotels in the manner described in or contemplated by the Prospectus except for any such Approvals the absence of which would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                           (xviii) the Company is not an "investment company" or
                  a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                           (xix) The Advisor (A) is a limited  liability company
                  duly organized, validly existing and in good standing under the laws of the State of Delaware, and (B) has the requisite corporate power and authority to conduct its business as described in the Prospectus and to own and operate its material properties.

                           (xx) The Advisory Agreement has been duly authorized,
                  executed and delivered by the parties thereto and constitutes the valid agreement of the parties thereto, enforceable in accordance with its terms, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (B) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability and
                  (C) insofar as the enforceability of any indemnity and contribution provisions contained therein may be limited under state securities laws or public policy.

                           (xxi) such  counsel  confirms as of the Closing  Date
                  its opinions filed as Exhibit 5.1 to the Registration Statement and to be filed as Exhibit 8.1 to the Company's Current Report on Form 8-K to be filed July 1, 2002;

                           (xxii) the Securities conform to the description thereof contained in the Prospectus; and

                           (xxiii) (i) each document,  if any, filed pursuant to
                  the Exchange Act and incorporated by reference in the Prospectus (except for financial statements and other financial data and schedules as to which no opinion need be expressed) complied as to form in all material respects with the Exchange Act when so filed with the Commission, (2) the Registration Statement and the Prospectus and any supplement or amendment thereto (except for financial statements and other financial data and schedules as to which no opinion need be expressed) comply as to form in all material respects with the Act, and (3) no facts have come to such counsel's attention that would lead such counsel to believe (A) that (except for financial statements and other financial data and schedules, as aforesaid, and that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) that the Prospectus, as amended or supplemented, if applicable (except for financial statements and other financial data and schedules, as aforesaid) as of its date and as of the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         In giving such opinion with respect to the matters covered by clause (xxiii), such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and documents incorporated therein by reference, and review and discussion of the contents thereof, but are without independent check or verification except as specified. In giving such opinion with respect to the good standing and foreign qualification of the Company and its subsidiaries under the laws of the State of Delaware and State of Maryland, such counsel may rely upon certificates of public officials.

         In rendering their opinion, such counsel may rely on an opinion dated the Closing Date of Ballard Spahr Andrews & Ingersoll, LLP, as to matters governed by the laws of the State of Maryland. In addition, in rendering their opinion, such counsel may state that their opinion as to laws of the State of Delaware is limited to the Delaware General Corporation Law.

         The opinions of Sullivan & Worcester LLP and Ballard Spahr Andrews & Ingersoll, LLP, described in paragraph (d) above shall be rendered to you at the request of the Company and shall so state therein.

                  (e) You shall have received on the Closing Date an opinion, dated the Closing Date, of Hunton & Williams, counsel for the Underwriter, in form and substance satisfactory to you.

         In rendering their opinion, such counsel may rely on an opinion dated the Closing Date of Ballard Spahr Andrews & Ingersoll, LLP, as to matters governed by the laws of the State of Maryland.

                  (f) You shall have received a letter dated on and as of the Closing Date, in form and substance satisfactory to you, from Arthur Andersen LLP, independent public accountants, or such other party as is satisfactory to you, in your sole discretion, with respect to certain financial statements and certain financial information contained in the Registration Statement and the Prospectus.

                  (g) The Securities shall have been rated "BBB-" by Standard & Poor's Ratings Services and "Baa3" by Moody's Investors Service, Inc.

                  (h)  The  Underwriter   shall  have  received  a  counterpart,
         conformed as executed, of the Indenture which shall have been entered into by the Company and the Trustee.

                  (i) The Company shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company at or prior to the Closing Date.

                  (j) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Company or any securities of the Company (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended change, in the outlook for any rating of the Company or any securities of the Company by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Securities than that on which the Securities were marketed.

         9. Effective Date of Agreement and Termination. This Agreement shall become effective upon the execution of this Agreement by the parties hereto.

         This Agreement may be terminated at any time prior to the Closing Date by you by written notice to the Company if any of the following has occurred:

                           (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or development involving a prospective material adverse change in the condition, financial or otherwise, of the Company or the earnings, affairs, or business prospects of the Company, whether or not arising in the ordinary course of business, which would, in your judgment, make it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus,

                           (ii) any outbreak or  escalation  of  hostilities  or
                  other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in your judgment, is material and adverse and would, in your judgment, make it inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated in the Prospectus,

                           (iii) the suspension or material limitation of trading in securities or other instruments on the NYSE, the American Stock Exchange, The Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or limitation on prices for securities on any such exchange or the Nasdaq National Market,

                           (iv) the  suspension of trading of any  securities of
                  the Company on any exchange or in the over-the-counter market,

                           (v) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business or operations of the Company,

                           (vi) the declaration of a banking moratorium by either federal, Massachusetts, North Carolina or New York State authorities or

                           (vii) the taking of any action by any federal,  state
                  or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

         10. Miscellaneous. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (a) if to the Company, to Hospitality Properties Trust, 400 Centre Street, Newton, MA 02458, Attention: President, and
(b) if to the Underwriter, to One Wachovia Center, 301 South College Street, Charlotte, North Carolina 28288, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

         The parties hereto agree, for purposes of Section 6(c), Section 7 and any other provision of this Agreement, that the only information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement thereto is the information furnished by the Underwriter included in the Prospectus in the third paragraph and the first sentence of the fourth paragraph under the caption "Underwriting" in the Prospectus.

         The respective indemnities, contribution agreements, representations, warranties and other statements of the Company, its officers and trustees and of the Underwriter set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Securities, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Underwriter or by or on behalf of the Company, or its officers or trustees, (ii) acceptance of the Securities and payment for them hereunder and (iii) termination of this Agreement.

         If this Agreement shall be terminated by the Underwriter because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company agrees to reimburse the Underwriter for all out-of-pocket expenses (including the fees and disbursements of counsel) reasonably incurred by it.

         Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Underwriter, any controlling persons referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Securities from the Underwriter merely because of such purchase.

         This Agreement shall be governed and construed in accordance with the laws of the State of New York.

         This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

         Please confirm that the foregoing correctly sets forth the agreement between the Company and you.


                                Very truly yours,

                                HOSPITALITY PROPERTIES TRUST



                                By:
                                    Name:
                                    Title:


WACHOVIA SECURITIES, INC.



By:
    Name:
    Title:

                                                                      Schedule A


HPTCY Properties Trust
HPT HSD Properties Trust
HPTCW Properties Trust
HPTSHC Properties Trust
HPT TRS, Inc.
HPTMI Properties Trust
HPTMI II Properties Trust
HPTWN Properties Trust
HPTRI Properties Trust
HPT Suite Properties Trust







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